Income Taxes - Schedule of Deferred Tax Assets and Deferred Tax Liabilities (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2026 USD ($)	Jun. 30, 2026 CNY (¥)	Dec. 31, 2025 CNY (¥)
Deferred tax assets:
Current and prior year tax losses	$ 13,194	¥ 89,521	¥ 69,010
Allowance for credit loss	294	1,992	230
Total deferred tax assets	13,487	91,513	69,240
Less: valuation allowance	(13,487)	(91,513)	(69,240)
Deferred tax assets, net